Exhibit 32.1
                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David R. Stith, President and Chief Executive Officer of Biofarm, Inc. (the "Company"), hereby certify to my knowledge that:

  1. The Company's periodic report on Form 10-QSB for the period ended January 31, 2004 (the "Form 10-QSB") fully complies with the requirements of
      Section 13(a) of the Securities Exchange Act of 1934, as amended; and

  2. The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


BIOFARM, INC.                                    /s/ David R. Stith
(Registrant)                                     -------------------------------
                                                 David R. Stith
                                                 President

Dated: March 15, 2004